                                                                    EXHIBIT 99.2

                       EL PASO PRODUCTION HOLDING COMPANY

                         NOTICE OF GUARANTEED DELIVERY

     This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of El Paso Production Holding Company to exchange an aggregate principal amount of up to $1,200,000,000 of its 7 3/4% Senior Notes due 2013 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7 3/4% Senior Notes due 2013 (the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on
          , 2003, unless extended (as it may be extended, the "Expiration
Date"). As described in the enclosed Prospectus, dated           , 2003 (the
"Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach Wilmington Trust Company, as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

             Delivery to: WILMINGTON TRUST COMPANY, Exchange Agent

   By Regular or Overnight          By Overnight Delivery:            By Hand Delivery:
           Courier:
    DC-1615 Reorg Services          1100 North Market St.           (9:00 a.m. - 5:00 p.m.
        P.O. Box 8861             Wilmington, DE 19890-1615          New York City Time)
  Wilmington, DE 19899-8861         Attention: Aubrey Rosa          1100 North Market St.
    Attention: Aubrey Rosa      Corporate Trust Reorg Services    Wilmington, DE 19890-1615
Corporate Trust Reorg Services                                      Attention: Aubrey Rosa
                                                                Corporate Trust Reorg Services

                             Facsimile Transmission

                                 (302) 636-4145

                   Confirm receipt of Facsimile by Telephone:

                                 (302) 636-6472

     DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:

     Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to El Paso Production Holding Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery."

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CERTIFICATE NOS. (IF KNOWN) OF OLD NOTES OR        AGGREGATE PRINCIPAL              AGGREGATE PRINCIPAL
ACCOUNT NO. AT THE DEPOSITORY TRUST COMPANY        AMOUNT REPRESENTED                AMOUNT TENDERED*
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

X
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X
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          Signature(s) of Owner(s)                                      Date
           or Authorized Signatory

       Area Code and Telephone Number: (----)------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S): -----------------------------------------------------------------------

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CAPACITY: ----------------------------------------------------------------------

ADDRESS(ES): -------------------------------------------------------------------

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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

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                Name of Firm                                Authorized Signature
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                  Address                                          Title
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                  Zip Code                                 (Please Type or Print)
Area Code and Tel. No. --------------------     Dated: ------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.